UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Saint James Place,	Houston,	Texas	77056
(Address of principal executive offices)			(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 3, 2026, Weatherford International plc (the “Company” or “Weatherford-Ireland”) held a Special Scheme Meeting of Shareholders (the “Scheme Meeting”) followed by an Extraordinary General Meeting of Shareholders (the “EGM” and, together with the Scheme Meeting, the “Shareholder Meetings”). At the Scheme Meeting, holders of 64,396,379 Ordinary Shares, or approximately 89.77% of the 71,733,989 issued and outstanding Ordinary Shares entitled to vote, were present in person or by proxies; and at the EGM, holders of 64,347,588 Ordinary Shares, or approximately 89.70% of the shares entitled to vote, were present in person or by proxies.

The voting results were as follows:

The Scheme Meeting:

1.The shareholders approved Scheme Meeting Agenda Item 1: To agree to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014, as amended (the “Companies Act”), substantially in the form attached as Annex A to the Proxy Statement (“Scheme of Arrangement”), that, once it becomes effective, will result in the shareholders of the Company owning common stock of Weatherford International Corp, a Delaware Corporation (“Weatherford-US”), instead of ordinary shares of the Company. Approval of the Scheme of Arrangement required both (i) the approval of a majority in number of registered shareholders (who, being entitled to do so, attended and voted, in person or by proxy, at the Scheme Meeting) and (ii) such approving shareholders representing at least 75% in value of the Weatherford-Ireland ordinary shares held by all registered shareholders so present and voting. Both voting standards were met.

For	Against	Abstain	Broker Non-Votes
64,034,574	296,905	64,900	—

The EGM:

1.The shareholders voted as follows to approve the Scheme of Arrangement by, and on behalf of, the Company, and to authorize the directors of the Company to take all such actions as they consider necessary or appropriate to carry the Scheme of Arrangement into effect.

For	Against	Abstain	Broker Non-Votes
63,988,435	297,864	61,289	—

2.The shareholders voted as follows to approve a capital reduction under sections 84 to 86 of the Companies Act to effect the cancellation of Weatherford-Ireland ordinary shares contemplated by the Scheme of Arrangement.

For	Against	Abstain	Broker Non-Votes
64,292,504	7,477	47,607	—
3.The shareholders voted as follows to approve the terms of an initial subscription, allotment and issue of one, or more, Weatherford-Ireland ordinary shares to Weatherford-US in connection with the Scheme of Arrangement.

For	Against	Abstain	Broker Non-Votes
64,276,676	9,969	60,943	—

4.The shareholders voted as follows to authorize the directors of Weatherford-Ireland to allot and issue new Weatherford-Ireland ordinary shares to Weatherford-US and/or its nominee(s) in an amount equal to the number of Weatherford-Ireland ordinary shares cancelled in connection with the Scheme of Arrangement and the application of the reserve credit arising in the books of account of Weatherford-Ireland as a result of such cancellation in paying-up in full, to their nominal value, such number of new Weatherford-Ireland ordinary shares to be allotted and issued to Weatherford-US and/or its nominee(s) in the manner described in the Scheme of Arrangement.

For	Against	Abstain	Broker Non-Votes
64,276,343	10,501	60,744	—

5.The shareholders voted as follows to approve an amendment to the articles of association of Weatherford-Ireland so that any Weatherford-Ireland ordinary shares that are issued on or after the Voting Record Time (as defined in the Scheme of Arrangement) to persons other than Weatherford-US or its nominee(s) will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by Weatherford-US and/or its nominee(s) for the Scheme Consideration (as defined in the Scheme of Arrangement).

For	Against	Abstain	Broker Non-Votes
63,977,312	309,523	60,753	—

Item 8.01	Other Information.
The proposals approved during the Shareholder Meetings all relate to the Company’s proposed redomestication from Ireland to the United States (the “Redomestication”). Before the Redomestication can be completed, it must be sanctioned by the High Court of Ireland. We expect to request the required hearings with the High Court of Ireland as soon as reasonably practicable, and subject to the Court’s approval, we intend to close the Redomestication in the fourth quarter of 2026.

Forward-Looking Statements
This report, as well as other statements we make, include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about Weatherford’s beliefs, plans, estimates, or expectations, are forward-looking statements. Forward-looking statements often use words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “plan,” “potential,” “should,” “target,” “will,” and other words of similar meaning. Such forward-looking statements include, but are not limited to, statements regarding the Redomestication and related timing. These statements are based on current beliefs, plans, estimates, and expectations, all of which involve risk and uncertainty. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.

The factors that could cause actual results to differ materially from current expectations include, but are not limited to, our ability to receive court approval in a timely manner and on satisfactory terms, and to satisfy the other conditions to the Redomestication within the expected timeframe or at all; our ability to realize the expected benefits from the Redomestication; the occurrence of difficulties in connection with the Redomestication, including any costs related thereto; the risk that the Redomestication disrupts current plans and operations; any changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Ireland, the United States and other jurisdictions following the Redomestication; and the future financial performance of Weatherford following the Redomestication.

The foregoing factors are in addition to those other risks, uncertainties, and factors included in the “Risk Factors” section and elsewhere in Weatherford’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other documents filed with the SEC. There may be other risks and uncertainties that we are not currently aware of or are unable to predict and which may also affect Weatherford’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and Weatherford undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: September 3, 2026	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer